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                                                                  Exhibit 10(z)

                   THIRD AMENDMENT TO STOCKHOLDERS' AGREEMENT


         THIS THIRD AMENDMENT TO STOCKHOLDERS' AGREEMENT is entered into this 22nd day of June, 1995, by and among CHARLES A. HAYES ("Hayes"), MAURICE FISHMAN ("Fishman") (Hayes and Fishman being collectively hereinafter referred to as the "Stockholders'), and GUILFORD MILLS, INC., a Delaware corporation (the "Company").

                                  WITNESSETH:


         WHEREAS, the Stockholders and the Company entered into a Stockholders' Agreement, dated April 30, 1991, as amended, pursuant to which the Company is required to purchase, upon the death of either Hayes or Fishman, such number of shares of his Company common stock as equals $5,000,000 and $4,000,000, respectively (the "1991 Stockholders' Agreement"); and

         WHEREAS, the Stockholders and the Company believe that it is desirable to amend the 1991 Stockholders' Agreement as more fully set forth below.

         NOW, THEREFORE,   in consideration of the covenants and conditions
contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Section 7(c) of the 1991 Stockholders' Agreement is hereby deleted in its entirety and the following section is inserted in its place:

                 (c)      June 27, 1997.

         2. Except as other wise expressly set forth above, the 1991 Stockholders' Agreement remains unmodified and in full force and effect.

         IN WITNESS WHEREOF, the parties have executed this Third Amendment as of the day and year first above written.



    GUILFORD MILLS, INC.                          STOCKHOLDERS:

    By: _________________________________       ________________________________
         Terrence E. Geremski                    Charles A. Hayes
         Vice President, Chief Financial
         Officer and Treasurer
                                                ________________________________
                                                 Maurice Fishman